UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-09527

The DCM Trust

(Exact name of registrant as specified in charter)

7 Wells Avenue, Newton MA 02459

(Address of principal executive offices)               (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

150 Motor Parkway, Suite 205, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:         617 527-0033

Date of fiscal year end:  9/30

Date of reporting period: 9/30/05

Item 1.  Reports to Stockholders.

ANNUAL REPORT
DCM Fund

TRUSTEES
Scott Allen Stuart N. Cole Jonathan J. Derby Mark A Derby Neal Shalom

INVESTMENT ADVISOR
Derby Capital Management, Inc. 7 Wells Avenue Newton, MA 02459

ADMINISTRATOR
Gemini Fund Services, LLC 450 Wireless Boulevard Hauppauge, NY 11788

CUSTODIAN
Bank of New York 1 Wall Street, 25th Floor New York, NY 10286

LEGAL COUNSEL
Thomson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, OH 45202-4089	September 30, 2005

INDEPENDENT ACCOUNTANTS
Russell, Brier & Co. LLP Ten P.O. Square, 6th Floor Boston, MA 02109

DCM Fund c/o Gemini Fund Services, LLC Omaha, NE 68154-1952 www.dcmfunds.com

Member NASD/SIPC
Not FDIC Insured No Bank Guarantee May Lose Value

DCM Fund
October 17, 2005	4020 South 147th Street Omaha, NE 68137

Re:       The whole problem with the world is that fools and fanatics are always so  certain of themselves, but wiser people so full of doubts.

            Bertrand Russell, British author, mathematician, & philosopher (1872 - 1970).

Dear Fellow Shareholder:

Despite all the ups and downs of the market over the last year, our Fund finished the year solidly up from last year*. The bond market, in contrast, saw short-term rates rise as the Federal Reserve continued to hike rates 11 times this cycle to combat inflation, which continued to move higher.  The economy continued to grow, even in the face of record high oil prices and home prices reaching record highs, fueling unbridled enthusiasm for all things real estate – the one asset class many proclaim “can’t go down.”  Well, other than our age, we’re not sure of anything that only goes up.  Everything goes in cycles.    In light of the higher interest rates, higher oil prices, high stock prices and high real estate prices, we have taken a decidedly conservative position towards capital preservation at this time by investing almost 25% of the portfolio in short-term fixed income securities and the like.    We explain our reasoning in more detail below.

We have little doubt of our ability to pick the top and bottom of each cycle, provided you allow us the luxury of hindsight.  Our certainty drops a tad if you ask us to predict an exact date.  However, we think the tea leaves are pretty clear that now is a time for caution.  Generally, rising interest rates create a headwind for asset prices.  Generally, when the average stock is selling about 25% higher than normal, stock prices in the following years tend to adjust to revert to their mean.  Generally, when home prices have been rising about 20% each year for the past few years in parts of the country, it is time to ask how many more people can afford these higher prices if their wages have grown at only 3%?  Generally, when bond yields are lower than average and inflation is rising, it is time to be cautious.

So, how sure are we?  Well, let’s just say we are sure enough that we have put our money where our mouth is, but, as Mr. Russell also said, [We] would never die for [our] beliefs because [we] might be wrong.  Accordingly, we continue to research and find investments that we believe will preserve your capital and may make you money.

For example, our fixed income investments are allocated more towards three-year corporate bonds now that rates are higher, rather than the one-week auction rate securities.  Although the ARS allowed us to ride the Fed hikes almost in lockstep with each increase, the rates at these levels are attractive given the additional yield offered by the out-of-favor discounted corporate bonds and the slope of the yield curve.  By waiting, we believe have been able to increase your return.

Conventional wisdom says that stocks outperform bonds over the long-term.  Yet such an oversimplification reminds us that a stupid man's report of what a clever man says can never be accurate, because he unconsciously translates what he hears into something he can understand.  [Bertrand Russell]  We think the right stocks, bought at the right price, bought at the right time will over a long period (e.g., 10-20 years) produce attractive returns.  The average Price-Earning Ratio1 of our equity portfolio is about 20% less expensive than the stock market, the dividend yield is about 30% greater than the market and the earnings growth rate of the companies is about 10% faster.2  Now, just because we have a great portfolio of investments does not mean it will go straight up.  It may still be volatile, but we think over the normal investment cycle the portfolio has the potential to produce impressive returns, especially on a risk-reward basis.

We close by saying that we like making money (for you and for us) and we like finding investments that will make you money.  As each cycle ages, a new cycle begins with new opportunities to make you money.   Although, as you are aware, the Fund is expected to close in January, 2006, we will endeavor to preserve and grow your capital until then and expect to sell each investment in the portfolio at an opportune time.

We thank your for you continued confidence.

                                    Jonathan Derby           Mark Derby

                                    Co-Chairman               Co-Chairman

1 – Price-Earnings ratio is the current price of the stock divided by the earnings per share of the stock (usually the last twelve months earnings). Another way to think about this ratio is that is represents how much investors are willing to pay per for a year of the company’s earnings.

2 – Data Source: Morningstar.com

The DCM Fund is distributed by Aquarius Fund Distributors, LLC, member NASD.   AFD-12/1/05-231

*	DCM Fund Performance Summary - For Periods Ended September 30, 2005:
			Calendar			Annualized
		3 Months (1)	YTD (1)	1 Year	5 Year	Since Inception (2)
The DCM Fund		-1.33%	-0.73%	6.08%	-4.01%	-3.28%
S&P 500 Index(3)		3.60%	2.77%	12.25%	-1.49%	1.12%

(1)	Total return figures are not annualized, as they may not be representative of the total return for the year.
(2)	Inception date is October 19, 1999.
(3)	The Standard & Poor's 500 Index ("S&P 500 Index") is a market capitalization-weighted measure of 500 widely held
	common stocks. Please note, an investor may not invest directly in an index.

	COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS IN THE DCM FUND VS. THE S&P 500 INDEX** FROM INCEPTION ON OCTOBER 19, 1999

** An index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

The above performance represents past performance, which is no guarantee of future results. The investment return and the Fund's Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's total return figures include the reinvestment of dividends and capital gain distributions, if any. Total return figures may have been lower had the advisor not waived a portion of its fees.
Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. For performance current to most recent month-end, please call 1-888-878-2696.

			% of
	Holdings By Industry		Net Assets
	Consumer Discretionary		18.78%
	Consumer Staples		8.82%
	Energy		4.47%
	Financials		28.37%
	Healthcare		3.59%
	Industrials		7.05%
	Corporate Bonds		8.26%
	Registered Investment Companies		4.74%
	Short-Term and Other		15.92%
			100.00%

DCM FUND
SCHEDULE OF INVESTMENTS
September 30, 2005

Shares	Security		Value
	COMMON STOCK - 71.08%

	Consumer Discretionary - 18.78%
	Auto / Truck Parts - 7.10%
13,666	Arkansas Best Corp.		$ 476,533
10,451	Johnson Controls, Inc.		648,484
			1,125,017

	Media - 4.68%
10,773	Gannett, Inc.		741,505

	Retailing - 7.00%
11,810	Ethan Allen Interiors, Inc.		370,243
7,491	Home Depot, Inc.		285,707
23,525	Rent-A-Center Inc. +		454,268
			1,110,218

	Consumer Staples - 8.82%
	Appliances - 2.08%
16,000	Helen of Troy Corp., Ltd. +		330,240

	Food, Beverage & Tobacco - 6.74%
39,965	Coca-Cola Femsa, S.A. de C.V.		1,067,465

	Energy - 4.47%
	Oil / Gas - 4.47%
10,138	Conoco Phillips		708,748

	Financials - 28.37%
	Diversified Financials - 16.74%
18,432	Citigroup, Inc.		839,025
28,507	Washington Mutual, Inc.		1,118,044
11,891	Wells Fargo & Co.		696,456
			2,653,525
	Insurance - 11.63%
15,906	American International Group, Inc.		985,536
153	Berkshire Hathaway, Inc., Class B +		417,843
11,788	Hilb, Rogal and Hamilton Co.		439,928
			1,843,307

The accompanying notes are an integral part of these financial statements.

DCM FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2005
Shares /
Principal ($)	Security		Value
	Healthcare - 3.59%
	Pharmaceuticals & Biotechnology - 3.59%
22,810	Pfizer, Inc.		$ 569,566

	Industrials - 7.05%
	Commercial Services & Supplies - 7.05%
22,556	Bisys Group, Inc. +		302,927
19,000	Cendant Corp.		392,160
16,516	H&R Block, Inc.		396,054
950	PHH Corp. +		26,087
			1,117,228

	TOTAL COMMON STOCK
	(Cost $10,848,509)		11,266,819

	CORPORATE BONDS - 8.26%
$600,000	Ford Motor Co.,
	7.25% due 10/1/08		579,000
$780,000	General Motors Nova Fin.,
	6.85% due 10/15/08		730,644

	TOTAL CORPORATE BONDS
	(Cost $1,323,693)		1,309,644

	REGISTERED INVESTMENT COMPANIES - 4.74%
52,585	Evergreen Asset Allocation Fund, Class A
	(Cost $712,000)		751,965

The accompanying notes are an integral part of these financial statements.

DCM FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2005

Shares	Security		Value
	AUCTION RATE PREFERRED SECURITIES - 12.93%
10	Calamos Strategic Total Return Fund		$ 250,000
8	Franklin Templeton Limited Duration Income Trust		200,000
20	Gabelli Convertible & Income Securities Fund		500,000
10	Van Kampen Senior Income Trust Series W		250,000
34	Van Kampen Senior Income Trust Series F		850,000
			2,050,000
	TOTAL PREFERRED SECURITIES
	(Cost $2,050,000)		2,050,000

	SHORT-TERM INVESTMENTS - 2.96%
469,054	BNY Hamilton Money Fund, Hamilton Shares,
	due 10/1/05 (Cost $469,054)		469,054

	TOTAL INVESTMENTS
	(Cost $15,403,256*)	99.97%	$ 15,847,482

	Other assets in excess of liabilities	0.03%	3,709

	TOTAL NET ASSETS	100.00%	$ 15,851,191

+ Non-income producing security.
* The cost for Federal income tax purposes was $15,403,256. At September 30, 2005, net unrealized appreciation for all securities based on tax cost, was as follows:

Aggregate gross unrealized appreciation for all investments for which there was an excess of value over cost			$ 1,281,563
Aggregate gross unrealized depreciation for all investments for which there was an excess of cost over value			(837,337)
Net unrealized appreciation			$ 444,226

The accompanying notes are an integral part of these financial statements.

DCM FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005

Assets:
Investments in securities, at value
(Cost $12,884,202)	$ 13,328,428
Short-term investments, at cost	2,519,054
Dividends and interest receivable	52,942
Prepaid expenses and other assets	4,118
Total Assets	15,904,542

Liabilities:
Investment advisory fees payable	14,440
Accrued Trustees' fees	3,536
Accrued expenses and other liabilities	35,375
Total Liabilities	53,351

Net Assets	$ 15,851,191

Net Assets Consist Of:
Paid in capital	$ 18,574,617
Accumulated net investment income	63,706
Accumulated net realized loss from security transactions	(3,231,358)
Net unrealized appreciation of investments	444,226

$ 15,851,191

Net asset value and redemption price per share*
($15,851,191/1,937,391 shares of capital stock outstanding)	$ 8.18

* The Fund will impose a 1% redemption fee for any redemptions of Fund shares ocurring within the first six months of purchase.

The accompanying notes are an integral part of these financial statements.

DCM FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

Investment Income:
Dividends	$ 278,661
Interest	65,831
Total investment income	344,492

Expenses:
Advisory fees	149,085
Administration fees	51,112
Legal fees	35,234
Transfer agent fees	26,586
Professional fees	14,867
Audit fees	10,887
Insurance expense	7,755
Registration fees	7,500
Trustees' fees	6,030
Printing expense	5,800
Custody fees	3,867
Other expenses	1,698
Total expenses	320,421

Less:
Advisory fees waived	(59,545)
Net expenses	260,876
Net investment income	83,616

Net Realized and Unrealized Gain
on Investments:
Net realized gain from security transactions	1,200,281
Distributions of realized gains from other investment companies	6,153
Net change in unrealized appreciation (depreciation) of investments	(443,859)
Net realized and unrealized gain on investments	762,575

Net increase in net assets resulting from operations	$ 846,191

The accompanying notes are an integral part of these financial statements.

DCM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2005	September 30, 2004

From Operations:
Net investment income	$ 83,616	$ 15,893
Net realized gain from security transactions	1,200,281	510,497
Distributions of gains from other investment companies	6,153	-
Net change in unrealized appreciation
(depreciation) of investments	(443,859)	744,092
Net increase in net assets
resulting from operations	846,191	1,270,482

Distributions to Shareholders:
From net investment income	(35,803)	-
Net decrease in net assets resulting
from distributions to shareholders	(35,803)	-

From Capital Share Transactions:
Proceeds from sales of shares	2,203,994	2,032,724
Reinvestment of distributions	35,744	-
Cost of shares redeemed	(804,924)	(440,413)
Net increase in net assets from
capital share transactions	1,434,814	1,592,311

Net increase in net assets	2,245,202	2,862,793

Net Assets:
Beginning of Year	13,605,989	10,743,196
End of Year*	$ 15,851,191	$ 13,605,989
* Includes accumulated net investment income of:	$ 63,706	$ 15,893

Capital Share Transactions:
Shares sold	272,975	261,834
Shares issued in reinvestment of distributions	4,333	-
Shares redeemed	(99,482)	(56,253)
Net Increase	177,826	205,581

The accompanying notes are an integral part of these financial statements.

DCM FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended September 30,
	2005	2004		2003		2002	2001
Net Asset Value,
Beginning of Year	$ 7.73	$ 6.91		$ 5.79		$ 6.51	$ 10.06
Income (Loss) From
Investment Operations:
Net investment income (loss) (1)(2)	0.05	0.01	*	(0.01)	*	(0.03)	(0.10)
Net realized and unrealized gain (loss)
from investment operations (1)	0.42	0.81		1.13		(0.69)	(3.45)
Total from investment operations	0.47	0.82		1.12		(0.72)	(3.55)

Less distributions from:
Net investment income	(0.02)	-		-		-	-
Net realized gains	-	-		-		-	-
Total distributions	(0.02)	-		-		-	-
Net Asset Value,
End of Year	$ 8.18	$ 7.73		$ 6.91		$ 5.79	$ 6.51

Total Return (3)	6.08%	11.87%		19.34%		(11.06)%	(35.29)%

Ratios/Supplemental Data:
Net assets, end of year (000s)	$15,851	$13,606		$10,743		$ 7,142	$ 7,670
Ratio of expenses to average net
assets, before waiver/reimbursement	2.15%	2.08%		2.55%		2.54%	2.22%
Ratio of net expenses to average net
assets, after waiver/reimbursement	1.75%	1.50%		1.50%		1.50%	1.48%
Ratio of net investment income (loss) to average net
assets, before waiver/reimbursement	0.16%	(0.46)%		(1.14)%		(1.48)%	(1.36)%
Ratio of net investment income (loss)
to average net assets, after
waiver/reimbursement	0.56%	0.12%		(0.09)%		(0.44)%	(0.62)%

Portfolio Turnover Rate	45.60%	28.67%		41.99%		31.51%	40.14%
(1)	Per share amounts calculated using the monthly average shares method.
(2)	For the years ended September 30, 2005, 2004, 2003, 2002 and 2001, the advisor voluntarily waived its fee and reimbursed other expenses.
Had such actions not been undertaken, net investment income (loss) would have been $0.01, $(0.04), $(0.07), $(0.10) and $(0.22), respectively.
(3)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
*	For the years ended September 30, 2004 and September 30, 2003, the unrounded values were $0.009 and $(0.006), respectively.

The accompanying notes are an integral part of these financial statements.

DCM FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2005

Note 1.  Organization

The DCM Fund (the “Fund”) is organized as a series of the DCM Series Trust (the “Trust”), a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).  The Fund commenced operations on October 19, 1999.   The Fund’s business and affairs are managed by its officers under the direction of its Board of Trustees.  The Fund’s investment objective is to seek long-term growth of capital.

On September 16, 2005, the Fund’s Board of Trustees (“Board”) held a special meeting to discuss the continued viability of the Fund and whether it would be in the best interests of the Fund’s shareholders to liquidate the Fund.    The Fund’s current expenses, the asset growth rate and the added costs of the U.S. Securities and Exchange Commission’s compliance requirements were the factors considered by the Board in making their determination.   It was agreed that the Fund would be liquidated in January of 2006.    Formal notice will be sent to the Fund’s shareholders under separate cover.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.                         Security Valuation – Securities listed on a national securities exchange and certain over-the-counter securities are valued as of the close of each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and ask prices. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.   Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of those securities, if any; and (iii) the evaluation of the forces which influence the market in which the securities are purchased or sold.  As of September 30, 2005, the Fund did not hold any securities for which market quotations were not readily available.

B.                          Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.   Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.                          Federal Income Taxes - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to registered investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

DCM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2005

At September 30, 2005, the Fund had, for Federal income tax purposes, the following capital loss carry forwards available to offset future capital gains expiring on September 30 of the years below:

	2009	2010	2011	Total
Capital Loss Carry Forwards	$103,972	$1,485,966	$1,641,420	$3,231,358

To the extent that these carry forward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

D.                         Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date.  The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.                          Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.  Actual results could differ from those estimates.

Note 3.  Investment Advisory Fee and Other Transactions

The Trust has entered into an investment advisory agreement (the “Agreement”) with Derby Capital Management, Inc. (the “Advisor”). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund.   For its services, the Advisor receives a fee, to be paid monthly, calculated at an annual rate of 1.00% of the Fund’s average daily net assets.   Certain officers and trustees of the Trust are also officers and directors of the Advisor.

The Advisor voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund’s operating expenses exceed 1.75% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of the Fund’s average daily net assets through September 30, 2005.   For the year ended September 30, 2005, the Advisor waived fees amounting to $59,545.

The Trust has entered into an Administrative Service Agreement and a Transfer Agency and Service Agreement (“Agreements”) with Gemini Fund Services, LLC (“GFS”). Pursuant to the Agreements, GFS serves as Administrator, Transfer Agent and Dividend Disbursing and Fund Accounting Agent to the Fund. For these services, the Fund pays GFS an annual fee, paid monthly, based on a percentage of the Fund’s average daily net assets, subject to certain minimum requirements.

Aquarius Fund Distributors, LLC (“AFD”), an affiliate of GFS, acts as the Distributor of the Trust.   The Trust has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.   Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund’s shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund’s shares. The Fund will pay AFD a fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets.   During the year ended September 30, 2005, the Plan was not active, hence the Fund did not accrue any fees and no payments were made.

The Fund will impose a 1% redemption fee for any redemption of Fund shares occurring within the first six months of purchase.    No such fees were collected during the year ended September 30, 2005.

DCM FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2005

Note 4.   Investment Transactions

During the year ended September 30, 2005, the cost of purchases and proceeds from sales of investment securities, excluding short-term securities, aggregated $6,513,652 and $5,937,258, respectively.

Note 5.   Tax Components of Capital and Other

An ordinary income dividend of $35,803 was paid during the year ended September 30, 2005.    The Fund did not make any distributions to shareholders during the year ended September 30, 2004.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carry Forwards	Undistributed Long Term Capital Gains	Post-October Loss Deferrals	Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Total

$(3,231,358)	-	-	$63,706	$444,226	$(2,723,426)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

DCM Fund

Newton, Massachusetts

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DCM Fund (the “Fund”) as of September 30, 2005, and the related statements of operations for the year then ended, changes in net assets, and financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the year ended September 30, 2001 were audited by other auditors whose report dated October 26, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2005 by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, the results of its operations, changes in its net assets, and the financial highlights for the years then ended in conformity with accounting principles generally accepted in the United States of America.

RUSSELL, BRIER & CO. LLP

Boston, Massachusetts

November 29, 2005

DCM FUND
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2005

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses.   The following examples are intended to help the shareholder understand the ongoing cost  (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2005 through September 30, 2005.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (4/1/05)	Ending Account Value (9/30/05)	Expenses Paid During Period** (4/1/05-9/30/05)
Actual	$1,000.00	$1,019.90	$8.86
Hypothetical (5% return before expenses)	1,000.00	1,016.29	8.85

                                                                            ** Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the days in the reporting period).

DCM FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2005

                                The Trustees and officers of the DCM Fund are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 7 Wells Avenue, Newton, MA 02459.

Name, Age and Address	Position, Term of Office and Length of Time Served with the DCM Series Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement

Jonathan Jay Derby (42)*	Co-Chairman, Vice- President, Secretary and Treasurer since 1999	Vice-President and legal counsel for Derby and Company, Inc.
Mark Alan Derby (45)*	Co-Chairman, President since 1999	Vice President of Derby and Company, Inc.

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement

Stuart N. Cole (44) 1172 Beacon Street Newton, MA 02461	Trustee since 1999	Partner in the law firm of Barr & Cole, Chief Executive Officer of County Mortgage Trust, Partner and founder of H&S Investments, President of Washington Realty, Inc.
Scott Allen (44) Neal Shalom (47)	Trustee since 2002 Trustee since 2002

Vice-President/General Manager of M.S. Walker Co., Member of the Presidents Council for the Distilled Spirits Industry.

Partner in Equity Industrial Partners Corp., President of Newmarket Properties Ltd.

                                * Jonathan Jay Derby and Mark Alan Derby are brothers.

                                The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request,

                                by calling 1-888-878-2696.

DCM FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2005

The  Board, including a majority of its independent trustees, approved the continuation of the Fund's Investment Advisory Agreement at a meeting held on September 14, 2005.  The Trustees considered:  1) the investment performance of the Fund; 2) the nature, extent and quality of services provided by the Adviser; 3) the costs of the services to be provided and the profits to be realized by the Adviser, and their affiliates, from the relationship with the Fund; 4) the extent to which economies of scale will be realized as the Fund grows; and 5) whether the fee levels reflect these economies of scale to the benefit of shareholders.   In addition, the Board considered and discussed an extensive questionnaire completed by the Adviser that provided important information about the Adviser.  The Board noted that the profitability to the Adviser was well researched as explained in the materials.

The Board reviewed the Adviser’s Form ADV and discussed the Adviser's personnel, financial condition and operations.  The Board then reviewed reports regarding the performance of the Fund as compared to benchmark indices and the Fund’s annualized total returns since inception as compared to other mutual funds of similar size and investment strategy (the “Peer Group”).  The Board discussed how the Morningstar Peer Group which included mutual funds investing in the large blend style with fewer than 50 holdings and assets under $35 million.  The Board noted that the Advisory fee was relatively high with respect the Fund's peers, but also considered that the Fund is actively managed.    The Board noted that the Trust’s performance currently was above average.    The Adviser’s voluntary fee waivers, and its ability to maintain the Fund’s expense cap, were discussed, and the Board expressed its comfort with the Adviser’s financial standing.  It was further noted that the fee waiver had increased from 1.50 to 1.75 this year, and that the Adviser still was reimbursing fees.

             The Board also discussed the issue of Fund compliance and the status of the Adviser , as well  the Fund’s most recent SEC Examination and the results of the exit interview.  The Board then reviewed the Adviser’s compliance with its Code of Ethics.

            After thorough evaluation of the above matters, the Board determined that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the period ended June 30, 2005 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-878-2696 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.   Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).   The information on Form N-Q is available without charge, upon request, by calling 1-888-878-2696.

Item 2. Code of Ethics.

(a)         As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)         Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)         Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)         Compliance with applicable governmental laws, rules, and regulations;

(4)         The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)         Accountability for adherence to the code.

(c)         Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)         Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)         The registrant’s board of trustees has determined that although none of the members of the Audit Committee meets the technical definition of an audit committee financial expert, the members of the Audit Committee collectively have sufficient financial expertise to address any issues that are likely to come before the Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees

                                                 Registrant                       Advisor

            FY 09/30/05                   $10,000.00                      N/A

FY 09/30/04                   $9,900.00                        N/A

FY 09/30/03                   $9,900.00                        N/A

(b)         Audit-Related Fees

                                                 Registrant                       Advisor

            FYE 09/30/05                 $0.00                              N/A

FYE 09/30/04                 $0.00                              N/A

FYE 09/30/03                 $0.00                              N/A

(c)         Tax Fees

                                                  Registrant                       Advisor

            FYE 09/30/05                 $1,000.00                        N/A

FYE 09/30/04                 $0.00                              N/A

FYE 09/30/03                 $0.00                              N/A

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)         All Other Fees

                                                  Registrant                       Advisor

            FYE 09/30/05                 $0.00                              N/A

FYE 09/30/04                 $0.00                              N/A

FYE 09/30/03                 $0.00                              N/A

 (e)        (1)         Audit Committee’s Pre-Approval Policies

  The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)         Percentages of Services Approved by the Audit Committee

                                                          Registrant                                    Advisor

Audit-Related Fees:        N/A                                             N/A

Tax Fees:                       0.00%                                          N/A

All Other Fees:               N/A                                             N/A

(f)          During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)         The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                Registrant                                                 Advisor

              FYE 09/30/2005            $0.00                                                         N/A

              FYE 09/30/2004            $0.00                                                         N/A

              FYE 09/30/2003            $0.00                                                         N/A

(h)         The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 9.   Submission of Matters to a Vote of Security Holder.   None.

Item 10.  Controls and Procedures.

(a)         Based on an evaluation of the registrant’s disclosure controls and procedures as of September 30, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)         There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The DCM Series Trust

By (Signature and Title)

*                                      /s/ Mark Alan Derby

                                        Mark Alan Derby, President

Date                                             12/7/05

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*            /s/ Mark Alan Derby

Mark Alan Derby, President

Date                                             12/7/05

By (Signature and Title)

*            /s/ Jonathan Jay Derby

Jonathan Jay Derby, Vice-President, Treasurer and Secretary

Date                                             12/7/05

* Print the name and title of each signing officer under his or her signature.